                      OPPENHEIMER REAL ASSET FUND(R)
                 Supplement dated March 30, 2006 to the
                   Prospectus dated December 28, 2005

      This supplement amends the Prospectus of Oppenheimer Real Asset
Fund (the "Fund") dated December 28, 2005.

1.    Effective as of the close of the New York Stock Exchange on April
28, 2006, shareholders will not be able to purchase shares of the Fund except in the following circumstances:

o     Group retirement plans that hold shares in an omnibus accounts and 457 plans will be permitted to purchase shares of the Fund
      (both in new accounts and subsequent purchases into existing accounts).
o     Direct rollover/change of trustee requests to purchase shares of the Fund that were received by the Distributor in good order on or before April 28, 2006 directing the current trustee/custodian to liquidate or transfer in kind the assets held in a
      non-OppenheimerFunds retirement plan account to an
      OppenheimerFunds retirement plan account with OFI Trust Company as Trustee will be permitted to purchase shares of the Fund.
      However, after the account is established, no additional
      contributions will be permitted.
o     Other funds that have a special agreement with the Distributor that allows them to purchase Class Y shares of the Fund as a part of a fund-of-fund investment will be permitted to continue to purchase shares of the Fund.
o     New Portfolio Builder Accounts will not be able to include the
      Fund in their target allocations.  However, shareholders that currently have the Fund as a part of their Portfolio Builder account target allocations will be permitted to buy additional shares as a part of new purchases or the automatic rebalancing process.  Those shareholders will not be permitted to increase their target allocation of Fund shares.  Shareholders who
      currently have a target allocation in the Fund in their Portfolio
      Builder account will also be permitted to purchase additional shares of the Fund as a part of an overall purchase into
      Portfolio Builder (per their current target allocation).
o     Current shareholders will be permitted to purchase additional shares of the Fund by reinvesting any dividends or distributions paid by the Fund.  However, shareholders will not be permitted to purchase shares of the Fund by reinvesting dividends or
      distributions paid by other Oppenheimer funds.
o     The automatic conversion of Class B shares to Class A shares as described on page 29 of the prospectus will continue without any changes.

Shareholders who have established any automated purchases for shares of the Fund that are not included in the exceptions described above should contact the Transfer Agent at 1.800.225.5677 before April 28, 2006 to select another investment option for those purchases.  Except for any exceptions described above, all Asset Builder plans, systematic exchanges or dividend exchanges into the Fund will be discontinued on
April 28, 2006.  For any other payments received after the close of the
NYSE on April 28, 2006, if the Transfer Agent is not able to obtain alternative investment instructions, then your payment will be refunded.

March 30, 2006                                             PS0735.027